UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2025

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 7, 2025, AMVAC Chemical Corporation (“AMVAC”), principal operating subsidiary of American Vanguard Corporation (“Registrant” or the “Company”), as borrower, and affiliates (including Registrant), as guarantors and/or borrowers, entered into Amendment Number Ten (the “Amendment”) to the Third Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with a group of commercial lenders led by BMO Bank, N.A. (successor to the Bank of the West), as administrative agent for the lenders.

The Amendment extends the due date by which the Registrant is required to deliver to the agent and lenders under the Loan Agreement the Registrant’s annual audited financial statements for the fiscal year ended December 31, 2024 from 120 days to 150 days following the end of the fiscal year and the Registrant’s quarterly unaudited financial statements for the fiscal quarter ended March 31, 2025 from 45 days to 60 days following the end of such fiscal quarter. The Amendment did not change the 90-day period for any future fiscal year nor the 45-day period for any future fiscal quarter. In connection with the Amendment, the Company received a waiver of an event of default under the Loan Agreement due to its failure to provide the annual audited financial statements within the previously extended due date of 120 days following the end of the fiscal year up from 90-days.

The Amendment also amended the amount of borrowing capacity under the revolving credit facility by reducing that capacity by $60,000,000 through the Revolver Commitment Termination Date. This amendment changed the prior reduction in borrowing capacity pursuant to the Eighth Amendment dated on March 12, 2025, which had reduced the borrowing capacity under the revolving credit facility by $50,000,000 through June 30, 2025, $40,000,000 from July 1, 2025 through December 31, 2025, and $75,000,000 from January 1, 2026 through the Revolver Commitment Termination Date.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this Current Report on Form 8-K, the matters set forth herein include forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” These forward-looking statements are based on the current expectations and estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include statements regarding the Company’s expectations regarding the timing and ability to file the Company’s Form 10-K and Form 10-Q and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-looking statements, if any, in this Current Report on Form 8-K represent the Company’s judgment as of the date of this Current Report on Form 8-K. The company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment Number Ten to the Third Amended and Restated Loan and Security Agreement dated as of May 7, 2025, by and among Registrant, AMVAC Chemical Corporation, certain other direct and indirect subsidiaries of Registrant and the senior lending group parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: May 8, 2025

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary

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